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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

Date of report (Date of earliest event reported):    July 5, 2000

                               CAREDATA.COM, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      000-22005               58-2256400

(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


                               Caredata.com, Inc.
                         Two Piedmont Center, Suite 400
                              3565 Piedmont Road NE
                           Atlanta, Georgia 30305-1502

          (Address of Principal Executive Offices, including Zip Code)


Registrant's telephone number, including area code: (404) 364-6700

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On July 6, 2000, Caredata.com, Inc. issued a press release announcing:

         - that it has entered into an agreement with Fusion Capital Fund II, LLC, under which Caredata.com may have access to equity financing of up to $24.0 million subject to specified conditions and restrictions;

         - its preliminary results of operations for the quarter ended June 30, 2000; and

         -    a restructuring of its business and operations.

A copy of the press release announcing the matters listed above is attached as
Exhibit 99.1 to this Current Report on Form 8-K. In addition, copies of the Master Facility Agreement entered into with Fusion Capital and the Form of Equity Purchase Agreement and Form of Registration Rights Agreement to be entered into with Fusion Capital are attached as Exhibits 99.2, 99.3 and 99.4, respectively, to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      None.

         (b)      None.

         (c) The following exhibits are filed as part of this Current Report on Form 8-K:


          EXHIBIT NO.               DESCRIPTION
          -----------               -----------
             99.1       Press release dated July 6, 2000

             99.2       Master Facility Agreement dated July 5, 2000 between
                        Caredata.com and Fusion Capital Fund II, LLC

             99.3 Form of Equity Purchase Agreement to be entered into between Caredata.com and Fusion Capital Fund II, LLC

             99.4 Form of Registration Rights Agreement to be entered into between Caredata.com and Fusion Capital Fund II,
                        LLC



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CAREDATA.COM, INC.


                                      By: /s/ Thomas C. Kuhn III
                                         --------------------------------------
                                         Name:   Thomas C. Kuhn III
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer
Dated: July 6, 2000